Note 5 - Borrowing facility	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Text Block]
5.	Borrowing facility

On December 21, 2011, the Company signed an agreement with Silicon Valley Bank (“SVB”) for a term loan facility (the “loan”) of up to $3,051,000 (US$3,000,000). The loan may be drawn down at the Company’s discretion at any time prior to September 30, 2012. The loan matures on June 30, 2015 and carries a fixed interest rate of 8% annually. If the Company draws down on the loan, principal and interest payments will be payable each month starting on October 1, 2012.

In part payment for establishing the loan, the Company has issued SVB 54,545 common share purchase warrants with an exercise price of $1.65 and an expiration date of December 21, 2018. On the date of issuance, the Black-Scholes aggregate value of the 54,545 warrants was $35,004 and is based on an assumed risk-free interest rate of 1.48%, volatility of 40%, a zero dividend yield and an expected life of 7 years. The fair value of the warrants at issuance has been recorded as a liability.

At December 31, 2011, the Black-Scholes value of the warrants was $35,004 and is based on an assumed risk-free interest rate of 1.51%, volatility of 40%, a zero dividend yield and an expected life of 6.98 years.

The Company will provide additional warrants with a value equal to 2% of any draw down on the loan. The Company has not yet drawn down on the loan. The loan is secured by the assets of the Company.

The legal and professional costs of establishing the loan of $70,095 and the initial fair value of the warrants of $35,004 have been included in General and Administrative expenses.